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                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY


                               AMENDMENT NO. 1 TO
                            STOCK PURCHASE AGREEMENT

        AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT, dated as of June 21, 2001 (this "Amendment"), by and among Tickets.com, Inc., a Delaware corporation (the "Company"), General Atlantic Partners 74, L.P., a Delaware limited partnership ("GAP LP"), GapStar, LLC, a Delaware limited liability company ("GapStar"), GAP Coinvestment Partners II, L.P., a Delaware limited partnership ("GAP Coinvestment" and, together with GAP LP and GapStar, the "GAP Purchasers"), and International Capital Partners, Profit Sharing Trust, a Connecticut trust ("ICP" and, together with the GAP Purchasers, the "Purchasers").

        WHEREAS, the Company and the Purchasers are parties to a Stock Purchase Agreement, dated as of May 1, 2001 (the "Stock Purchase Agreement"), pursuant to which the Company proposes to issue and sell to the Purchasers an aggregate of 25,000,000 shares of the Series F Senior Cumulative Redeemable Preferred Stock, par value $0.000225 per share, of the Company for an aggregate purchase price of $15,000,000; and

        WHEREAS, pursuant to Section 12.4 of the Stock Purchase Agreement, the Company, the GAP Purchasers and ICP wish to amend the Stock Purchase Agreement as provided herein.

        NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree to amend the Stock Purchase Agreement as follows:

        1. Defined Terms. Except as defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Stock Purchase Agreement.


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        2. Amendments to Section 1 (Definitions). The following definitions are hereby added to Article 1 of the Stock Purchase Agreement in the appropriate alphabetical order:

            "Market Price" means, with respect to the Common Stock, as of the date of determination, the closing price per share of the Common Stock on such date as published in The Wall Street Journal (National Edition).

            "Conversion Price" means the conversion price of $0.60 per share of Preferred Stock, subject to adjustment as provided in Section 7 of the Certificate of Designations.

            "Trading Day" means any day on which the NASDAQ is open for the transaction of business.

        3. Amendment to Section 2.2 (First Closing). The first sentence of
Section 2.2 of the Stock Purchase Agreement is hereby amended in its entirety as follows:


            "Subject to the satisfaction or waiver of the conditions set forth in Articles V and VI, the closing of the sale and purchase of the Initial Purchased Shares (the "First Closing") shall take place at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, at 10:00 a.m., local time, on the second (2nd) Business Day following the date upon which the conditions set forth in Articles V and VI shall be satisfied or waived in accordance with this Agreement or at such other time, place and date that the Company, the GAP Purchasers and ICP may agree in writing (the "First Closing Date"); provided, however, that, if on the Trading Day immediately preceding the scheduled First Closing Date the Market Price exceeds the Conversion Price, the First Closing Date shall automatically be extended to the first Business Day after a Trading Day on which the Market Price is less than the Conversion Price."

        4. Amendment to Article 10 (Article 10). Article 10 of the Stock Purchase Agreement is hereby amended by adding a new Section 10.12 immediately after Section 10.11 as follows:

            10.12 Compliance with Nasdaq Marketplace Rule 4350(i)(1)(D)(i). The Company shall not, without first obtaining stockholder approval, issue shares of Preferred Stock at the First Closing or the Second Closing such that the aggregate number of shares of Common Stock issuable upon conversion of all issued and outstanding shares of Preferred Stock would be greater than 19.9% of the Company's outstanding shares of Common Stock as of May 1, 2001, if such issuance would violate Nasdaq Marketplace Rule 4350(i)(1)(D)(i).


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        5. Continuing Effect of Stock Purchase Agreement. This Amendment shall not constitute a waiver, amendment or modification of any other provision of the Stock Purchase Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Company that would require a waiver or consent of the GAP Purchasers and ICP. Except as expressly amended or modified herein, the provisions of the Stock Purchase Agreement are and shall remain in full force and effect.

        6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

        7. Valid and Binding. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

        8. Counterparts. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.



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        IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Amendment on the date first written above.


                                           TICKETS.COM, INC.


                                           By: /s/ ERIC BAUER
                                               ---------------------------------
                                               Name: Eric Bauer
                                               Title: Chief Financial Officer



                                           GENERAL ATLANTIC PARTNERS 74, L.P.


                                           By: GENERAL ATLANTIC PARTNERS, LLC,
                                               its General Partner


                                               By: /s/ STEVEN A. DENNING
                                                   -----------------------------
                                                   Name: Steven A. Denning
                                                   Title: A Managing Member



                                           GAP COINVESTMENT PARTNERS II, L.P.


                                           By: /s/ STEVEN A. DENNING
                                               ---------------------------------
                                               Name: Steven A. Denning
                                               Title: A General Partner


                                           GAPSTAR, LLC

                                           By: GENERAL ATLANTIC PARTNERS, LLC,
                                               its Managing Member


                                               By: /s/ STEVEN A. DENNING
                                                   -----------------------------
                                                   Name: Steven A. Denning
                                                   Title: A Managing Member


                                           INTERNATIONAL CAPITAL PARTNERS, INC.,
                                           PROFIT SHARING TRUST


                                           By: /s/ N. E. SINACORI
                                               ---------------------------------
                                               Name: N. E. Sinacori
                                               Title: Trustee


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